SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

February 2, 2001

Date of Report (Date of earliest event reported)

Woodhead Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	0-5971 (Commission File Number)	36-1982580 (I.R.S Employer Identification Number)

3 Parkway North, Suite 550, Deerfield, IL 60035

(Address of principal executive offices) (Zip Code)

847-236-9300

(Registrant’s telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated herein by this reference is a press release announcing Woodhead’s acquisition of Applicom International S.A.

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number

99.1	Press release dated February 2, 2001

SIGNATURE

Under the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934 this report was signed on behalf of the Registrant by the authorized person below.

WOODHEAD INDUSTRIES, INC.

Date: February 9, 2001

BY: /s/ Robert H. Fisher
Robert H. Fisher
Vice President, Finance and C.F.O.
(Principal Financial Officer)